                                                                   Exhibit 10.18

                       INVESTMENT AND PARTNERING AGREEMENT


This Investment and Partnering Agreement ("Investment") is entered into effective as of the 21st day of December, 1999 between Essential Technologies, Inc. ("Essential"), a Maryland corporation, and Roy F. Weston, Inc. ("Weston"), a Pennsylvania corporation.



                                    RECITALS


Weston has offered to transfer to Essential certain assets of Weston, as described in Sections 1.1, 1.2 and 1.3 below (the "Assets"), purchase certain Stock Purchase Warrants from Essential, as described in Section 1.4 below, and enter into a strategic alliance partner relationship with Essential, as described in Section 1.5 below, all on the terms and conditions set forth in this Agreement. Essential has agreed to accept such offer.

NOW THEREFORE, with intent to be legally bound, and in consideration of the mutual agreements and covenants set forth herein, the parties agree as follows:

                                    ARTICLE I
                                 ASSET TRANSFERS

1.1  Transfer and Sale of GlobeNet Assets.

(a) Weston hereby transfers, sells and assigns to Essential, and Essential purchases and accepts, all of Weston's right, title and interest in the following assets ("the GlobeNet Assets"):

      (i) the domain name, software, source code, databases, and the content existing as of the date of this Agreement and used by Weston in the operation of its GlobeNet World Wide Website located at http://www.iso14000.net ("GlobeNet")

      (ii) all of Weston's GlobeNet subscriber lists;

      (iii) the servers, routers and other hardware described in Exhibit "A" to this Agreement;

      (iv) the registered trademark described in Exhibit "B" to this Agreement; and

      (v) the other assets described in Exhibit "C" to this Agreement.



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                                                                   Exhibit 10.18

(b) Weston hereby assigns to Essential, and Essential hereby assumes and accepts all of Weston's rights and liabilities under the contracts attached to this Agreement as Exhibit "D" (the "Contracts"), except for liabilities for, and arising from, those obligations that were required to be performed by Weston under the Contracts before the date of this Agreement. Attached as Exhibit "E" to this Agreement are the consents, obtained from all necessary parties ("Third Parties"), approving the assignment and assumption described in the preceding sentence, and releasing Weston from all such assigned and assumed liabilities. Weston shall indemnify, defend and hold harmless Essential from and against all loss, cost, damage and expense arising out of (i) Weston's ownership or operation of the GlobeNet assets before the date of this Agreement, or (ii) any obligations which were required to be performed by Weston under the Contracts before the date of this Agreement. Essential shall indemnify, defend and hold harmless Weston from and against all loss, cost, damage and expense arising out of (i) Essential's ownership or operation of the GlobeNet assets from and after the date of this Agreement and (ii) any obligations which are required to be performed by Essential (as assignee of Weston's rights and obligations) under the Contracts on and after the date of this Agreement.

(c) Weston warrants only that it has title to the GlobeNet assets and that title to those assets is hereby transferred to Essential free and clear of any lien or encumbrance. Essential acknowledges that the GlobeNet assets are sold by Weston "AS IS". WESTON MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE GLOBENET ASSETS.

1.2 KS2 Business Plan. Weston agrees that Essential may use, develop and pursue the Weston KS2 Business Plan attached to this Agreement as Exhibit F, in any manner that Essential chooses; provided, however, that, (a) except as set forth in the paragraph below, Essential shall not be entitled to use any Weston name or trademark in any manner or respect, without the express written consent of Weston, which consent may be withheld in Weston's sole discretion, and (b) Essential may not use or disclose to any person any confidential financial information concerning Weston that is set forth in the KS2 Business Plan.

Weston may continue to use, develop and pursue the attached KS2 business plan in any manner that Weston chooses, provided, however, that Weston shall have no right to use the domain names described in Section I below, without the express written consent of Essential, which consent may be withheld in Essential's sole discretion. The KS2 Business Plan shall be provided to Essential "AS IS". Nothing herein shall grant, or be construed to grant to Essential, any rights in or to the name "KS2" or "Knowledge Solutions Systems" or any use thereof without the prior written consent of Weston. WESTON MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A

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
                                                                   Exhibit 10.18

PARTICULAR PURPOSE, CONCERNING THE KS2 BUSINESS PLAN OR THE DOMAIN NAMES DESCRIBED IN SECTION I below. Essential shall indemnify, defend and hold harmless Weston from and against all loss, cost, damage and expense arising out of (i) Essential's use, development and pursuit of the KS2 Business Plan.

1.3 TeamLink Builder Software. Weston shall furnish Essential with one copy of Weston's TeamLink builder software and hereby provides the following non-exclusive license to Essential with respect to that copy of the TeamLink builder software ("TeamLink"):

1.3.1 WESTON grants to Essential a non-exclusive license to use TeamLink, subject to the terms and conditions set forth herein.

1.3.2 The term of the license shall continue until terminated by either party; provided however, WESTON shall have the right to terminate the license in the event Essential enters into liquidation, if a receiver is appointed of all or any part of its assets, or if it becomes insolvent, or if it becomes unable to pay its debts as they become due. WESTON further shall have the right to terminate the license immediately upon written notice in the event Essential is in material breach of any of its obligations under this license or this Agreement. If this license is terminated, Essential shall, on the effective date of such termination cease using TeamLink and shall promptly deliver to WESTON all copies of the software and all related documentation in its possession, or shall provide evidence satisfactory to WESTON that all such copies have been destroyed.


1.3.3 This license and the rights granted hereunder shall not be assigned, sublicensed, encumbered by security interest or otherwise transferred by Essential without the prior written consent of WESTON, which consent shall not be unreasonably withheld.

1.3.4 The parties acknowledge that monetary damages may not be an adequate remedy if Essential breaches its obligations under this license, since such breach may result in irreparable harm. The parties therefore agree that in the event of any such breach, WESTON shall be entitled to appropriate injunctive relief, in addition to any and all other remedies at law.

1.3.5 Essential shall maintain complete and accurate records containing all data reasonably necessary for verification of its compliance with the terms of this license. WESTON or its authorized representatives shall have the right, during regular business hours, and upon three days' advance notice, to inspect Essential's books, records and computers to audit and verify compliance with the terms of this license.

1.3.6 The copy of the TeamLink builder software licensed to Essential under this Agreement is provided "AS IS". WESTON MAKES NO WARRANTY, EXPRESS OR

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                                                                   Exhibit 10.18


IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE TEAMLINK BUILDER SOFTWARE. Weston shall not be required to provide Essential with any support, upgrades or other services concerning the TeamLink builder software. Essential shall indemnify, defend and hold harmless Weston from and against all loss, cost, damage and expense arising out of Essential's use of the TeamLink builder software.

1.4 Stock Purchase Warrant. From the effective date of this agreement and during each calendar quarter of 2000, Weston may purchase from Essential a Stock Purchase Warrant for 25,000 shares of Essential common stock, subject to the terms and conditions set forth in the form of Stock Purchase Warrant attached to this Agreement as Exhibit G (the "Warrant form"). The purchase price for each such quarterly purchase shall be $50,000. Weston may exercise its right to make such quarterly purchase by providing Essential with written notice, not later than ten days before the end of the calendar quarter, of Weston's election to make such quarterly purchase, accompanied by Weston's check payable to Essential in the amount of $50,000. Within ten days after receipt of Weston's notice and check, Essential shall provide Weston with a fully executed Stock Purchase Warrant, in the form of the Warrant form; provided, however, that if any of the capital events specified in Section 4 of the Warrant shall occur after the date hereof and before the issuance of the Warrant, the number of shares of stock or other securities, or the exercise price of the Warrant, shall be adjusted as needed to ensure that Weston is affected by such capital event in the same manner as it would have been affected if the Warrant had been issued before the occurrence of such capital event.

If Weston fails to notify Essential of Weston's election to purchase any quarterly Stock Purchase Warrant permitted under this Section 1.4, Weston shall have no further right to purchase the Stock Purchase Warrant for that quarter, but Weston shall retain the right to purchase the remaining Stock Purchase Warrants for the remaining quarters during 2000. In no event shall Weston have the right to purchase more than 4 such warrants, covering an aggregate of 100,000 shares of Essential common stock (as adjusted in accordance with the last sentence of the immediately preceding paragraph).

1.5 Strategic Alliance Partner Relationship. Within 30 days after the date of this Agreement, Weston and Essential will enter into a strategic partner relationship in accordance with the documents attached to this Agreement as Exhibit K.

1.6 Essential Note. On the date of this Agreement, Essential shall provide Weston with Essential's executed Promissory Note, for the principal amount of $30,000, in the form attached to this Agreement as Exhibit H, in return for the equipment described in Exhibit A attached to this Agreement.





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
                                                                   Exhibit 10.18

1.7 Domain Names.Weston hereby transfers to Essential all of Weston's right, title and interest, if any, in the domain names listed on Exhibit I to this Agreement. Weston agrees to execute such documents as necessary to effect the transfer of such Domain Names to Essential as may be required. Weston makes no warranty that it has good and marketable title to such domain names or that it has any interest in those names. Weston's interest in those names, if any, is conveyed to Essential "AS IS". WESTON MAKES NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE DOMAIN NAMES LISTED IN EXHIBIT I.


                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF WESTON TO ESSENTIAL

2.1 Authorization. Weston has by proper corporate proceedings duly authorized the execution, delivery and performance of this Agreement and all instruments and agreements required to be given pursuant to this Agreement.

2.2 Good Standing. Weston is a corporation organized and legally existing in good standing under the laws of the State of Pennsylvania with full power and authority to transfer the Assets and conduct its activities as now being conducted.

2.3 Liabilities of Weston. Weston has filed or will file all required Federal, state and local tax returns pertaining to the Assets, if any, and has paid or will pay all taxes shown to be due by such returns, up to and through the date of this Agreement.

2.4 Title. Except as set forth in subparagraph 2.4.1 hereinafter, Weston has good and marketable title to the Assets, free and clear of any mortgage, pledge, lien, encumbrance, charge, title retention, security arrangement or any other restriction on the use, possession or transfer thereof; provided, however, that this representation does not apply to the domain names described in paragraph
1.7 above, as to which Weston makes no warranty of any kind.

2.4.1 Certain Liens. The Equipment (as set forth in Exhibit A), GlobeNet Trademark (as set forth in Exhibit B) and Domain Names (as set forth in Exhibit
I) are subject to a certain security interest granted by Weston to its primary lender. Weston will proceed diligently to cause such security interest to be terminated and released as promptly as practicable following the effective date of this Agreement.

2.5 Legal Proceedings. Weston knows of no claims, suits, proceedings or investigations pending or threatened against Weston which could result in any claim against the Assets or which could invalidate this Agreement or any action contemplated hereunder.



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
                                                                   Exhibit 10.18

2.6 Legal Compliance. The execution and performance of this Agreement by Weston will not result in a breach or constitute a default under:

(a) any charter, by-law, agreement or other document to or by which Weston is a party or is bound; or

(b) any decree, order or rule of any court or governmental authority, known to Weston, which is binding on Weston or on any of the Assets.

2.7 Brokers and Finders. No agent or broker or other person acting pursuant to authority of Weston is entitled to any commission or finder's fees in connection with the transactions contemplated by this Agreement.

2.8 Weston's Clients, Vendors and Licensors. Weston has no knowledge, nor has it been notified, by any client, vendor or licensor, of the termination of any contract, license or right, which termination could affect the Assets in any material adverse respect.

2.9 Compliance with Law. To the best of Weston's knowledge, Weston has not violated the laws or regulations of any Federal, state or local governmental authority, in any manner that could have a material adverse effect on the Assets.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF ESSENTIAL

Essential represents and warrants to Weston that:

3.1 Authorization. Essential has by proper corporate proceedings duly authorized the execution, delivery and performance of this Agreement and all instruments and agreements required to be given pursuant to this Agreement.

3.2 Good Standing. Essential is a corporation organized and legally existing in good standing under the laws of the State of Maryland with full power and authority to receive the Assets and conduct its activities as now being conducted.

3.3 Liabilities of Essential. Essential has filed or will file all required Federal, state and local tax returns and has paid or will pay all taxes shown to be due by such returns, up to and through the date of this Agreement.

3.4 Legal Proceedings. Essential knows of no claims, suits, proceedings or investigations pending or threatened against Essential which could result in any claim that could invalidate this Agreement or any action contemplated hereunder.


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                                                                   Exhibit 10.18

3.5 Legal Compliance. The execution and performance of this Agreement by Essential will not result in a breach or constitute a default under:

(a) any charter, by-law, agreement or other document to or by which Essential is a party or is bound; or

(b) any decree, order or rule of any court or governmental authority, known to Essential, which is binding on Essential or on any of its assets.

3.6 Brokers and Finders. No agent or broker or other person acting pursuant to authority of Essential is entitled to any commission or finder's fees in connection with the transactions contemplated by this Agreement.

3.7 Essential's Clients, Vendors and Licensors. Essential has no knowledge, nor has it been notified, by any person or entity of the termination of any contract, license or right, which termination could affect the Assets in any material adverse respect.

3.8 Compliance with Law. To the best of Essential's knowledge, Essential has not violated the laws or regulations of any Federal, state or local governmental authority, in any manner that could have a material adverse effect on its business or assets.

3.9 Condition of Essential's Business. Since the date of its last balance sheet, a copy of which is attached as Exhibit J, and with respect to the information set forth therein, there has not been:

(a) any material adverse change in the financial condition, revenues, business, organization or personnel of Essential or in the relationship of Essential with suppliers, clients or others, other than changes occurring in the ordinary course of business; or

(b) any sale or other disposition of any property, equipment or other assets previously owned by Essential that would materially restrict it from continuing to operate its business; or

(c) any material damage, destruction or loss (whether or not insured) affecting the property or the business of Essential.


                                   ARTICLE IV
                  ADDITIONAL AGREEMENTS OF WESTON AND ESSENTIAL

4.1 Expenses of Negotiation. Each party to this Agreement shall pay all expenses incurred on its behalf in connection with the negotiation, execution and performance of

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                                                                   Exhibit 10.18

this Agreement, including the fees and expenses of its respective counsel.

4.2 Indemnity By Weston. Weston agrees that, except as specifically set forth in this Agreement, Essential is not assuming any liability or other obligation of any kind or nature of Weston whatsoever, including, but not limited to, liabilities for wages, salaries, pension plans, vacation and sick pay, taxes, and contractual liability. Weston agrees to indemnify, defend and hold harmless Essential, its successors and assigns, against, and to save each of them harmless from all claims and liabilities which may be asserted against them by reason of any such unassumed liabilities or other obligations of Weston or which may be attributable to any breach of the representations and warranties of Weston set forth in Article II above.

4.3 Indemnity By Essential. Essential agrees that Weston is not assuming any liability or other obligation of any kind or nature of Essential whatsoever, including, but not limited to, liabilities for wages, salaries, pension plans, vacation and sick pay, taxes, and contractual liability. Essential agrees to indemnify, defend and hold harmless Weston, its successors and assigns, against, and to save each of them harmless from all claims and liabilities which may be asserted against them by reason of any such unassumed liabilities or other obligations of Essential or which may be attributable to any breach of the representations and warranties of Essential set forth in Article III above.


                                    ARTICLE V
                              ADDITIONAL PROVISIONS

5.1 Survival of Representations, Warranties and Indemnities. All of the representations, warranties of the parties and all obligations to indemnify the other shall survive the consummation of the transactions contemplated by this Agreement.

5.2 Notices. Any notice to a party hereto pursuant to this Agreement shall be given by registered or certified mail addressed, if to Weston to:

            Chief Executive Officer
            Roy F. Weston, Inc.
            1400 Weston Way
            West Chester, Pennsylvania 19380

            with a copy to:

            General Counsel
            Roy F. Weston, Inc.
            1400 Weston Way
            West Chester, Pennsylvania  19380



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                                                                   Exhibit 10.18

      If to Essential to:
            Chief Executive Officer
            Essential Technologies, Inc.
            1401 Rockville Pike  Suite 500
            Rockville, Maryland  20852

5.3 Successors. This Agreement shall inure to the benefit of, and be binding on and enforceable against, the successors and assigns of Weston and Essential, respectively. The benefits, but not the burdens, of this Agreement may be freely assigned by either party.

5.4 Waiver of Performance. Weston or Essential may extend the time for or waive the performance of any obligations of the other party, or waive compliance by the other party with any covenants or conditions in this Agreement; provided, however, that any such extension or waiver shall be effective only if made in a writing signed by an authorized officer of each party hereto.

5.5 Entire Agreement. This Agreement, together with the Schedules and exhibits hereto, represents the entire agreement of the parties with respect to the transactions contemplated herein and all understandings and agreements, oral or written, heretofore made by the parties are merged in this Agreement, and neither this Agreement nor any provision hereof may be amended or modified except by a written agreement signed by an authorized officer of each party hereto.

5.6 Headings. The section headings and captions in this Agreement are for convenience of reference only and shall not be deemed to constitute a part of the provisions hereof, nor affect the meaning or construction of any provision, condition or covenant hereof.

5.7 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

5.8 Governing Law. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Maryland.


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                                                                   Exhibit 10.18


5.9 Severability. In the event any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective only to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or provisions or the remaining provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein, unless such a construction would be unreasonable.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

      Roy F. Weston, Inc.
      ("WESTON")

      By: s/William L. Robertson                Attest:_________________
          __________________________
            Chief Executive Officer

      Essential Technologies, Inc. ("Essential")


      By:s/Thomas Lewis
         ________________________
      Attest:______________________
           Chief Executive Officer




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                                                                   Exhibit 10.18

                                    Exhibits


Exhibit A   -   Equipment List
Exhibit B   -   GlobeNet Trademark
Exhibit C   -   Other GlobeNet Assets
Exhibit D   -   GlobeNet Contracts:
            -   CEEM, Inc.
            -   Five Winds International
            -   McCully Technical Services

Exhibit E   -   Required Consents
Exhibit F   -   KS2 Business Plan
Exhibit G   -   Stock Purchase Warrant
Exhibit H   -   Essential Promissory Note
Exhibit I   -   Domain Names

                    www.benchmarker.net
                    www.eco-efficiency.com
                    www.eco-efficiency.net
                    www.eco-efficiency.org
                    www.ecoenterprise.com
                    www.eco-enterprise.com
                    www.eco-enterprise.net
                    www.eco-enterprise.org
                    www.expertnet.net

Exhibit J   -   Essential Financial Information
Exhibit K   -   Essential Alliance Partner Application


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